UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2007

Daktronics, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

331 32ndAvenue
                               Brookings, SD                     57006
                      (Address of principal executive office)           (zip code)

(605) 697-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

                          [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                          [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                          [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

                          [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers;  Election of Directors;  Appointment of Certain Officers;  Compensating Arrangements of Certain Officers

        (a)  On February 15, 2007, the Compensation Committee of the Board of Directors of Daktronics, Inc. (the “Company”) recommended and the Board of Directors approved a change in the compensation plans for Brad Wiemann and Reece Kurtenbach, both Vice Presidents of the Company. Each individual earns a fixed salary (described below). In addition, each of these individuals is eligible to receive a ROE formula-based bonus at three months maximum.

        Effective December 30, 2006, Mr. Wiemann's base compensation was increased to $165,000.

        Effective January 28, 2007, Mr. Kurtenbach's based compensation was increased to $169,200.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By:	/s/ William R. Retterath
William R.Retterath, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: February 16, 2007